EASTERN POINT ADVISORS FUNDS TRUST

                           RISING DIVIDEND GROWTH FUND
                            CAPITAL APPRECIATION FUND

                        SUPPLEMENT DATED OCTOBER 19, 2005
                                       TO
                     PROSPECTUSES DATED FEBRUARY 1, 2005 AND
                      STATEMENTS OF ADDITIONAL INFORMATION
                 DATED FEBRUARY 1, 2005, AS AMENDED MAY 26, 2005


This supplement provides information not contained in the current prospectuses and statements of additional information and should be retained and read in conjunction with the prospectuses and statements of additional information

New Investment Advisory Agreement. At a Special Meeting of Shareholders ("Special Meeting") of Eastern Point Advisors Funds Trust ("Trust") held on October 18, 2005, shareholders of each of the Rising Dividend Growth Fund and the Capital Appreciation Fund (each a "Fund" and together the "Funds") approved a new investment advisory agreement ("Investment Advisory Agreement") between Dividend Growth Advisors, LLC ("DGA" or "Advisor") and the Trust on behalf of each Fund. DGA became the new investment advisor to each Fund effective as of the date of this Supplement. Effective as of the date of this Supplement, the Investment Advisory Agreement between Eastern Point Advisors, Inc. ("EPA"), the former investment adviser to each Fund, and the Trust was terminated with respect to each Fund.

DGA, 108 Traders Cross, Suite 105, Bluffton, SC 29910, a South Carolina limited liability company, is a registered investment adviser founded in 2003. In addition to acting as the investment adviser to each Fund of the Trust, DGA also manages individual private accounts. As of September 30, 2005, DGA had approximately $198 million under management.

Under the terms of the Investment Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate equal to 0.75% of the average daily net assets of each Fund. Pursuant to the terms of an Expense Limitation Agreement, DGA will voluntarily waive fees and reimburse expenses so that Total Annual Fund Expenses do not exceed 1.65% for Class A shares and 2.75% for Class C shares of each Fund. This voluntary action by DGA may be discontinued at any time on 60 days' notice. DGA is entitled to reimbursement of fees waived or remitted to a Fund. The total amount of reimbursement recoverable by DGA is the sum of all fees previously waived or remitted by DGA to a Fund during any of the previous three years, less any reimbursement previously paid by a Fund to DGA with respect to any waivers, reductions, and payments made with respect to a Fund.

Effective as of the date of this Supplement, the Sub-Advisory Agreement between EPA and DGA was terminated with respect to the Rising Dividend Growth Fund, and the Consulting Agreement between EPA and Congress Asset Management Company was terminated with respect to the Capital Appreciation Fund.

Portfolio Management. Thomas Cameron and Jere Estes will continue to serve as the portfolio managers of the Rising Dividend Growth Fund. Messrs. Cameron and Estes became the portfolio managers of the Capital Appreciation Fund as of the date of this Supplement.

Mr. Cameron has served as the chief investment officer of DGA since 2003 and is a director and founding member of DGA. Mr. Cameron has been managing portfolios using a rising dividend philosophy since 1979. From 1978 to 2000, Mr. Cameron served as vice president at Interstate Johnson Lane Brokerage in Charlotte, NC. Mr. Cameron served as a director of the Sovereign Investors Fund from 1979 until 1997 which utilized the rising dividend philosophy. Mr. Cameron is also founder of Cameron and Associates, a firm providing investment services to individuals, corporations, and institutional investors since July, 2000. From June, 2000 until March, 2004, Mr. Cameron was a registered representative of ProEquities, Inc. Mr. Estes has served as a consultant to DGA from 2003 until May of 2004. Since June of 2004, Mr. Estes has served as a Managing Director of DGA. From 1992 to 1999, Mr. Estes served as Vice President/Director of Research and Senior Portfolio Manager at Sovereign Asset Management in Bryn Mawr, PA. From June of 1999 until May of 2004, Mr. Estes served as Senior Vice President and Chief Investment Officer at Bryn Mawr Trust Company in Bryn Mawr, PA. Mr. Estes was also a registered representative of Investors Capital Corporation from June of 2004 until December of 2004.

Multi-Manager Structure. At the Special Meeting, shareholders of each Fund also approved a multi-manager structure for each Fund of the Trust. The multi-manager arrangement permits the Trust and DGA to enter into, and materially amend, sub-advisory agreements with any sub-adviser that may be retained in the future to manage the Funds without obtaining shareholder approval. In each instance, the Board would need to have concluded that any sub-advisory arrangements were in the best interests of the respective Fund's shareholders and to have approved any related sub-advisory agreements. In addition, before a multi-manager arrangement could go into effect for any Fund, the Trust would have to have obtained the necessary exemptive relief in the form of an order from the Securities and Exchange Commission ("SEC") or, alternatively, a proposed SEC rule on the subject would had to have been adopted.

Proposed Merger of Capital Appreciation Fund. At a Board of Trustees Meeting of the Trust held on September 30, 2005, the Board approved a merger of the Capital Appreciation Fund into the Rising Dividend Growth Fund, subject to shareholder approval. Shareholders of the Capital Appreciation Fund will be receiving proxy materials later this year with respect to the proposed merger.